                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS


     The Board of Directors
     Diametrics Medical, Inc.:

         We consent to the use of our report incorporated herein by reference in this Registration Statement.



                                           /s/ KPMG Peat Marwick LLP




Minneapolis, Minnesota
September 16, 1998